UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2019

Strategic Student & Senior Housing Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	333-220646 (Commission File Number)	81-4112948 (IRS Employer Identification No.)

10 Terrace Road

Ladera Ranch, California 92694

(Address of principal executive offices, including zip code)

(877) 327-3485

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.03.Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As disclosed below, at the Annual Meeting of Stockholders of Strategic Student & Senior Housing Trust, Inc. (the “Registrant”), held on June 10, 2019 (the “2019 Annual Meeting”), the stockholders of the Registrant, by a majority of all votes entitled to be cast at the 2019 Annual Meeting, approved the adoption of an amendment to the Company’s charter (the “Amendment”), among other things. The Amendment was proposed in order to clarify certain language in the Registrant’s charter relating to stockholder voting rights, as requested by certain states with respect to blue sky registrations. The Amendment was filed with the Maryland State Department of Assessments and Taxation and became effective on June 13, 2019.  A copy of the Amendment is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07.Submission of Matters to a Vote of Security Holders.

As discussed above, the Company held its 2019 Annual Meeting on June 10, 2019. Set forth below are the final voting results from the 2019 Annual Meeting.

Proposal One

The following directors were each elected by the following vote to serve as a director until the 2020 Annual Meeting of Stockholders or until his successor is duly elected and qualified:

	Votes For	Votes Withheld
H. Michael Schwartz	6,464,937	135,666
Brent Chappell	6,461,728	138,875
Stephen G. Muzzy	6,464,937	135,666

Proposal Two

The appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019 was ratified by the stockholders by the following vote:

Votes For	Votes Against	Votes Abstained
6,444,650	11,483	144,470

Proposal Three

The adoption of the Amendment was approved by a majority of the outstanding shares of the Company’s common stock entitled to vote at the 2019 Annual Meeting, as follows:

Votes For	Votes Against	Votes Abstained
6,414,536	16,189	169,877

*	The numbers in the tables above are rounded to the nearest share.

Item 9.01.Financial Statements and Exhibits.

(d)  Exhibits.

3.1	Articles of Amendment to Second Articles of Amendment and Restatement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Strategic STUDENT & SENIOR HOUSING TRUST, Inc.
Date: June 13, 2019	By:	/s/ Michael O. Terjung
Michael O. Terjung
Chief Financial Officer and Treasurer